SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported: August 25, 2005



                           CHINA NETTV HOLDINGS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            000-26217                   98-0203170
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

830-789 West Pender Street, Vancouver, B.C. Canada          V6C 1H2
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 689-4407
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

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

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


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

Section 8 - Other Events

Item 8.01 Other Events

Ronald W. Thiessen, President and CEO of Continental Minerals Corporation (TSX.V-KMK; OTC.BB-KMKCF) and Anthony Garson, President and CEO of China NetTV Holdings Inc. (OTC.BB-CTVH) announced that ongoing core drilling continues to intersect long intervals of copper and gold mineralization at the Xietongmen project, located 240 kilometres southwest of Lhasa in Tibet, People's Republic of China.

Through a venture with China NetTV, Continental can earn a 60% interest in the Xietongmen property by making payments and project expenditures of US$10 million prior to November 9, 2007. Continental is the operator of the exploration programs on the property. The Xietongmen property hosts porphyry-like copper and gold mineralization within a four kilometre long alteration zone. Six drill rigs are on site and systematically delineating the new deposit discovery which is open to expansion in all lateral directions.

New results from drill holes numbered 5015, 5016 and 5018 are reported below. Assay results continue to show continuity of mineralization. A Property Location Map, a Drill Hole Plan and Cross Sections are posted on the partners' websites at www.continentalminerals.com & www.ctvh-holdings.com.


                                             XIETONGMEN ASSAY TABLE

---------------------------------------------------------------------------------------------------------------------
       Drill           From     To (metres)  Intercept   Intercept      Cu1         Au1        CuEQ2       AuEQ2
       Hole          (metres)                (metres)     (feet)         %          g/t          %          g/t
---------------------------------------------------------------------------------------------------------------------
    5015                 48.3       363.9       315.6       1035       0.61        1.11        1.26        2.16
---------------------------------------------------------------------------------------------------------------------
    5015      Incl.     182.0       232.0        50.0        164       0.79        1.49        1.65        2.84
---------------------------------------------------------------------------------------------------------------------
    5015      Incl.     253.3       344.0        90.7        298       0.62        1.53        1.51        2.59
---------------------------------------------------------------------------------------------------------------------
    5016                 87.0       339.0       252.0        827       0.55        0.79        1.01        1.73
---------------------------------------------------------------------------------------------------------------------
    5017            Assays Pending
---------------------------------------------------------------------------------------------------------------------
    5018                 12.0       208.0       196.0        643       0.59        0.81        1.06        1.82
---------------------------------------------------------------------------------------------------------------------
    5018      Incl.      22.0       167.0       145.0        476       0.63        0.84        1.12        1.91
---------------------------------------------------------------------------------------------------------------------

1  Copper capped at 5%, gold capped at 10 g/t for all calculations.
2 Copper and gold equivalent calculations use metal prices of US$1.00/lb for copper and US$400/oz for gold.
   Adjustment factors to account for differences in relative metallurgical recoveries for gold and copper will depend upon the completion of definitive metallurgical testing.
   CuEQ = Cu % + (Au g/t x 12.86/22.046)
   AuEQ = (Cu % x 22.046/12.86) + Au g/t

As part of its commitment to responsible mineral development, the Continental/China NetTV venture has initiated a community engagement program. Active dialogue with the local residents in the Tibetan villages and the various authorities in the region will be ongoing in order that the project proceeds in a manner that respects local socio-economic priorities and provides benefits within the region as well as incorporating a standard of environmental management.

Infrastructure for the project site includes a paved highway and a hydroelectric transmission line that pass near to the southern boundary of the property. The highway provides access to the city of Xigaze (population 130,000), approximately 53 kilometres to the east, where fuel, food, lodging and office facilities are available. Other supplies, heavy equipment, equipment operators and vehicles are readily obtainable in Lhasa.

Mark Rebagliati, P.Eng., a Qualified Person as defined under National Instrument 43-101, is supervising the drilling program and quality assurance and quality control ("QAQC") on behalf of Continental Minerals Corporation. The program includes rigorous QAQC procedures. Acme Analytical Laboratories of Vancouver, BC, an ISO 9001:2000 accredited laboratory, performs the sample preparation and assaying for the project. Gold analysis is by 30 g Fire Assay fusion with an Inductively Coupled Plasma-Emission Spectroscopy (ICP-ES) finish. Copper assays are done by four acid digestion with an ICP-ES finish. Continental includes standards, blanks and duplicates in addition to the laboratory's internal quality control work.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  99 Press Release




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



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 31, 2005               China NetTV Holdings, Inc.



                                    By: /s/ Maurice Tsakok
                                        ----------------------------------------
                                        Maurice Tsakok, Director












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